UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): March 1, 2003

NOMATTERWARE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-33307	77-0426995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 Suite 500, 2710 -17th Ave S.E. Calgary, Alberta T2A 0P6
(Address of principal executive offices) (Zip Code)

(403) 705-1953
(Registrant's telephone number, including area code)

(Former name or former address, if change since last report)

ITEM 1. Changes in Control of Registrant

Not Applicable

ITEM 2. Acquisition or Disposition of Assets

Not Applicable

ITEM 3. Bankruptcy or Receivership

Not Applicable

ITEM 4. Changes in Registrants Certifying Amendments

Not Applicable

ITEM 5. Other Event and Regulation FD Disclosure

NoMatterWare announced that it has entered into a one-year Licensing Agreement with Excel Telecommunications (Canada) Inc. ("Excel Telecommunications") for the licensing, marketing and sale of a branded version of NoMatterWare's proprietary WebBuilder software by the independent representatives of Excel Telecommunications in Canada and the United States and that product launch of such software in Canada commenced on March 1, 2003. NoMatterWare will receive a portion of the revenue from each website sold by Excel Telecommunication's independent representatives. Excel Telecommunications is an indirect wholly-owned subsidiary of VarTec Telecom, Inc.

ITEM 6. Resignation of Registrants' Directors

Not Applicable

ITEM 7. Financial Statements and Exhibits

Not Applicable

ITEM 8. Change in Fiscal Year

Not Applicable

ITEM 9. Regulation FD Disclosure

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: March 3, 2003

NOMATTERWARE, INC.

By: /s/ William H.B. Burns
Name: William H.B. Burns
Title: CEO and President